[UNIVERSAL DETECTION TECHNOLOGY]
--------------------------------------------------------------------------------
            9595 Wilshire Blvd., Suite 700, Beverly Hills, CA 90212 -
           Tel: 310.248.3655 - Fax: 310.273.2662 - www.udetection.com



October 1, 2004


Mr. Ali Moussavi 9595 Wilshire Blvd.
Suite 700
Beverly Hills, CA 90212

     RE:  EMPLOYMENT DEAL MEMO

Dear Ali:

The following shall set forth the basic terms and conditions of the employment relationship between Ali Moussavi ("Moussavi") and Universal Detection Technology, Inc. ("UDTT").

     1.   Title: Vice President of Global Strategy

     2.   Compensation:

          October 1, 2004 - December 31, 2004: $35,000.00 per month, payable in equal bi-monthly installments.

          January 1, 2005 and thereafter: $150,000.00 per year, payable in equal bi-monthly installments.

     3. Status/Term: Moussavi shall be classified as an "Exempt" and "At Will" employee as such term is understood in the State of California.

     4. Health Insurance: Moussavi shall be entitled to a healthcare premium reimbursement not to exceed $400.00 per month, upon presentation of acceptable documentation.

     5. Exclusivity / Non-Competition: The parties acknowledge that Moussavi's services shall not be exclusive to UDTT, however, Moussavi shall be required to devote as much time as necessary in order to carry out the duties of his position. At no time shall Moussavi render services to any other company or individual which is engaged in UDTT's primary industry.

     6. Documentation: Moussavi shall be required to submit all documents which are required for employment by the U.S. Federal Government. Moussavi shall execute and submit all documents reasonably required by UDTT.

If the aforementioned is accepted and agreed to, please indicate same by affixing your signature below, and together with ours shall represent the entire agreement.

Sincerely,                                     Accepted, Understood & Agreed:



/s/  JACQUES TIZABI                            /s/  ALI MOUSSAVI
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Jacques Tizabi                                 Ali Moussavi
Chief Executive Officer